Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 31, 2009, by and between TRANSCEND SERVICES, INC., a Delaware corporation (hereinafter called the “Company”), and Dorothy K. Fitzgerald, an individual resident of the State of Maryland (hereinafter called “Initial Holder”).

WHEREAS, pursuant to that certain Stock Purchase Agreement of even date herewith, by and between the Company and the Initial Holder (the “Purchase Agreement”) the Company has issued to the Initial Holder certain shares of the Common Stock of the Company, $.05 par value per share (“Common Stock”) and may in the future issue additional shares pursuant thereto (all such shares issued pursuant to the Purchase Agreement, the “Shares”); and

WHEREAS, said Shares have been, or will be, issued to the Initial Holder without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the Company and the Initial Holder desire to provide hereunder for compliance therewith and for the registration of the Shares, all upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1. Certain Other Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Registrable Securities” shall mean, to the extent not sold to the public: (i) the Shares, and (ii) stock issued in respect of the stock referred to in (i) as a result of a stock split, stock dividend, recapitalization or combination.

“Commission” shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

“Holders” shall mean any holder or holders of Registrable Securities, or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees of the National Association of Securities Dealers, Inc. and accountants’ expenses, including without limitation, any special audits required by any such registration, but excluding any underwriting discounts and/or sales commissions.

“Securities Act” shall mean the Securities Act of 1933, as amended.

2. Restrictions on Transfer. Initial Holder represents to the Company that she is acquiring the Shares for her own investment account and without a view to the subsequent public distribution of the Shares otherwise than pursuant to an effective registration statement under the Securities Act or an exemption therefrom. Each certificate for Shares issued to the Initial Holder and any subsequent Holder which have not been sold to the public pursuant to an effective registration statement under the Securities

Act or as to which the restrictions on transfer have not been removed as hereinafter provided, shall bear a restrictive legend reciting that the same have not been registered pursuant to the Securities Act and may not be transferred in the absence of an effective registration statement as to such Shares or an exemption in fact from the registration requirements thereof. Prior to any proposed transfer of any Registrable Securities, except pursuant to an effective registration statement under the Securities Act and applicable state securities laws, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel experienced in federal and state securities laws matters and reasonably acceptable to the Company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act and applicable state securities laws, whereupon the Holder of such Registrable Securities shall be entitled to transfer such securities in accordance with the terms of its notice and such opinion. Restrictions imposed under this Section 2 upon the transferability of the Shares shall cease when

(a) a registration statement covering such Shares becomes effective under the Securities Act and such Shares have been sold pursuant to that registration statement, or

(b) the Company receives from the Holder thereof an opinion of counsel experienced in federal securities laws matters, which counsel and opinion shall be reasonably acceptable to the Company, that such restrictions are no longer required in order to insure compliance with the Securities Act.

When such restrictions terminate, the Company shall issue new certificates in the name of the Holder not bearing the legends required by this Section 2.

3. Registration under Securities Act

3.1 Incidental Registration

(a) Right to Include Registrable Securities. If, prior to the time that the Holder is able to dispose of all of her Registrable Securities in one three-month period pursuant to the provisions of Rule 144, the Company proposes to register any of its equity securities under the Securities Act, whether for sale for its own account or for the account of any other person, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice (and in all events prior to filing the registration statement) to all such Holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration. Upon the written request of any such Holder (each a “Requesting Holder”) delivered to the Company within ten (10) business days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by Requesting Holders, to the extent requisite to permit the disposition of the Registrable Securities in accordance with the intended methods thereof as specified by the holders of a majority of the Registrable Securities so to be registered, provided that:

(i) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities (or in the case of the abandonment or discontinuation of “Shelf-Registration” as defined below), the Company may, at its election, give written notice of such determination to each Requesting Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in subdivision (b) of this Section 3.1);

(ii) if the Company proposes to register its Common Stock on Form S-1 or Form S-3 for future sale pursuant to Rule 415, then each Holder shall be permitted to include Registrable Securities in such filing (“Shelf Registration”), but may only “take down” and sell such Registrable Securities in a transaction involving the sale by the Company of its Common Stock (a “Shelf Take-Down”);

(iii) if (A) the registration (or Shelf Take-Down) so proposed by the Company involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one (1) or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (B) the managing underwriter of such underwritten offering shall advise the Company and the Requesting Holders in writing that, in its judgment, the distribution of all or a specified portion of such Registrable Securities concurrently with the securities being distributed by such underwriters will adversely affect the distribution of such securities by such underwriters, then the Company may require, by written notice to each such holder, that the distribution of all or a specified portion of such Registrable Securities be excluded from such distribution (provided that in such case, no shares held by officers and directors of the Company, other than Registrable Securities that may be owned by officers and directors, are included in the registration and underwriting) (in case of an exclusion of a portion of such Registrable Securities, such portion to be allocated among such holders in proportion to the respective numbers of shares of Registrable Securities owned by such holders) provided that, the number of shares of Registrable Securities included shall be reduced pro rata with any securities being offered for the account of any person other than the Company (other than pursuant to the “demand” registration rights of such person);

(iv) the Company shall not be obligated to effect any registration (or Shelf Take-Down) of Registrable Securities under this Section 3.1 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans or incidental to the registration of any non- equity securities not convertible into equity securities; and

(v) the Company shall not be obligated to maintain the effectiveness of any registration statement for any time longer than the first to occur of the sale by the Company of all of the Shares it is offering or 180 days from the later of the date of effectiveness of the registration statement, or in the case of a Shelf Take-Down the date of the take down of such shares for offer and sale.

(b) Expenses. Except as otherwise prohibited by applicable law, the Company will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to this Section 3.1.

(c) Participation in Underwritten Registrations. No Holder of Registrable Securities may participate in any underwritten registration (or Shelf Take-Down) hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, holdback, lock-up or market stand-off agreements and other documents required under the terms of such underwriting arrangements (on terms no less favorable to

Holders than those available to other selling stockholders). The provisions of any such underwriting agreements shall supersede the similar provisions relating to the transaction set forth in this Agreement, including the provisions of Section 3.1(a) relating to the intended method of disposition by Holders, Section 3.2 (e) through (j) and Section 3.4.

3.2 Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in Section 3.1, the Company will promptly:

(a) cooperate with the holders of such Registrable Securities and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Registrable Securities in the manner contemplated by the related registration statement, and the Company will provide to the holders of such Registrable Securities, and any attorney, accountant or other agent retained by any holder of Registrable Securities, reasonable access to appropriate Company officers and employees to answer questions and to supply information reasonably requested by any such holders of Registrable Securities, attorney, accountant or agent in connection with such registration statement;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the date upon which the Registrable Securities may be resold pursuant to the provisions of Rule 144 under the Securities Act, and will furnish, upon request, to each such seller prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller or holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(c) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request;

(d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of the states of the United States as each seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, which untrue statement or omission requires amendment of the registration statement or supplementation of the prospectus, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that each holder of Registrable Securities registered pursuant to such registration statement agrees that he or it will not sell any Registrable Securities pursuant to such registration statement during the time that the Company is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

(f) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, use its best efforts to obtain its withdrawal;

(g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(h) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

(i) use its best efforts to list all Common Stock covered by such registration statement on the Nasdaq Stock Market or any other dealer quotation system or stock exchange;

(j) take such other actions as may reasonably be requested by any Holder;

each seller of Registrable Securities as to which any registration is being effected shall furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

3.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of the registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered, at their request, the opportunity to review such registration statement and each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto.

3.4 Indemnification

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Section 3.1, the seller of any Registrable Securities covered by such registration statement, its directors, trustees and officers, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such seller or any such director or officer or participating or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation by the Company of any rule or regulation promulgated under the Securities Act or the Securities Exchange Act of 1934, as amended, or other federal or state securities law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and the Company will reimburse such seller and each such director, trustee, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by such seller or any such director, trustee, officer, participating person or controlling person specifically for use in the preparation thereof.

(b) Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement filed pursuant to Section 3.1, each holder of Registrable Securities shall, severally and not jointly, indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Registrable Securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such alleged untrue statement or alleged omission was contained in information furnished to the Company by such holder specifically for use therein, and shall reimburse the Company or such director, officer or other person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

(c) Notice of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.4. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 3.4 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

(e) Indemnification Payments. The indemnification required by this Section 3.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

4. Rule 144 and 144A Reporting. With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to use its best efforts:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 and Rule 144A.

(b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

For purposes of facilitating sales pursuant to Rule 144A, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each Holder and any prospective purchaser of such Holder’s securities shall have the right to obtain from the Company, upon request of the Holder prior to the time of sale, a brief statement of the nature of the business of the Company and the products and services it offers; and the Company’s most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for the two preceding fiscal years (the financial statements should be audited to the extent reasonably available).

5. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Section 3 may be assigned by a Holder to any partner or shareholder of such Holder, to any other Holder, or to a transferee or assignee; provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

6. Representations and Warranties of the Company. The Company represents and warrants to the Holders as follows:

(a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

(b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

7. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of a majority of the Shares. Each holder of any Registrable Securities at the time shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

8. Notices. Notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered, or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed:

(a) to any holder of Registrable Securities at the address shown on the stock transfer books of the Company unless such holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement, and

(b) if to the Company at One Glenlake Parkway, Atlanta, Georgia 30328, to the attention of the President, or to such other address or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of Registrable Securities. This Agreement embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Georgia. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be executed by its duly authorized officer, as of the date first above written.

TRANSCEND SERVICES, INC.

/s/ Lance Cornell
By: Name: Lance Cornell
Title: Chief Financial Officer

DOROTHY K. FITZGERALD

By:	/s/ Dorothy K. Fitzgerald
Name:	Dorothy K. Fitzgerald
Title:

[Signature page to Registration Rights Agreement]